Exhibit 10.4

THIS AGREEMENT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SUCH ACT AND SUCH STATE LAWS OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                               EXCHANGE AGREEMENT


            This Exchange Agreement (this "Agreement") is made and entered into as of September 24, 1999, by and among United Shipping & Technology, Inc., a Utah corporation (the "Company"), UST Delivery Systems, Inc., a Delaware corporation (the "Surviving Corporation"), and CEX Holdings, Inc., a Colorado corporation ("CEX;" together with its successors and assigns, "Holder"). Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

            WHEREAS, CEX, Corporate Express Delivery Systems, Inc. ("CEDS"), the Company and United Shipping & Technology Acquisition Corp. (as amended, "Merger Sub") have entered into that Merger Agreement, dated as of September 8, 1999 (the "Merger Agreement"), pursuant to which (i) Merger Sub will merge with and into CEDS and CEDS will be the surviving corporation, and (ii) CEDS will changes its name to "UST Delivery Systems, Inc."; and

            WHEREAS, a portion of the Merger Consideration is payable by the issuance to CEX of a convertible subordinated promissory note of the Surviving Corporation in the principal amount of $3,600,000 (the "Convertible Note"); and

            WHEREAS, the Merger Agreement provides that the Convertible Note shall be convertible into the Common Stock of the Company pursuant to an Exchange Agreement to be entered into between the Company and CEX;

            NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

            1. Exchange Rights. At any time on or after the date hereof and until the date that the Convertible Note is paid in full, at Holder's election and upon the terms and conditions set forth herein, Holder shall have the right to purchase, by exchanging all or any portion of the principal balance of the Convertible Note for shares of the Company's common stock, $.004 par value per share ("Common Stock"), at an exchange price of $4.59 per share, subject to adjustment as provided below (the "Exchange Price"). The shares of Common Stock to be issued to Holder shall be determined by dividing the portion of the outstanding principal balance of the Convertible Note for which Holder has exercised its rights hereunder by the Exercise Price. If there is any accrued but unpaid interest on the principal balance of the Convertible Note exchanged hereby, then the Company shall, or shall cause the Surviving Corporation to, pay such interest on the Exchange Date (as defined below). The rights contemplated by this Section 1 are herein referred to as the "Exchange Rights" and any Common Stock issued pursuant to the exercise of the Exercise Rights is referred to as the "Exchange Stock."

            2. Exercise. The Exchange Rights may be exercised by Holder by (a) providing written notice of exercise to the Company on or before the intended date of exercise, which notice shall specify the principal balance to be exchanged, and (b) surrendering the Convertible Note (properly endorsed if required) at the principal office of the Company.

            3. Issuance of Shares. The Company agrees that the shares of Common Stock purchased hereby shall be issued to Holder as of the close of business on the date on which the Convertible Note is surrendered in payment for such shares as provided in Section 2 above (the "Exchange Date"). Certificates for the shares of stock so purchased will be delivered to Holder within a reasonable time, not exceeding 10 days after the Exchange Date, and, unless the entire outstanding principal balance of the Convertible Note has been exchanged in conjunction with such exercise of Exchange Rights (or has previously been paid by the Surviving Corporation), the Surviving Corporation shall, and the Company shall cause the Surviving Corporation to, issue to Holder a new Convertible Note, of like tenor and terms, for the remaining principal balance due Holder after such exchange. No fractional shares of Common Stock are to be issued upon the exercise of the Exercise Rights, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Board of Directors of the Company.

            4. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the Exchange Rights will, upon such issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share (if any) of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Agreement. The Company further covenants and agrees that during the period within which the Exchange Rights may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Agreement, a sufficient number of shares of its Common Stock to provide for the exercise of the Exchange Rights.

            5. Anti-dilution Adjustments. The above provisions are subject to the following:

            (a) In order to prevent dilution of the Exchange Rights, the Exchange Price shall be subject to adjustments as set forth in this Section 5 if any of the events listed below occur prior to the exchange, or payment in full, of the entire principal balance of the Convertible Note. Promptly following an adjustment event, and in any event prior to the expiration of 30 days from the date thereof or the delivery by the Surviving Corporation of any notice of optional prepayment under the Convertible Note, whichever occurs first, the Company will give written notice of each adjustment, by overnight courier addressed to Holder at the address provided herein, which notice will state the Exchange Price resulting from such adjustment and will set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (b) In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or
(iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exchange Price in effect immediately prior to such event shall be adjusted so that any portion of the Convertible Note thereafter surrendered for exchange shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive after the happening of such event had such portion of the Convertible Note been exchanged immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective on the effective date in the case of subdivision, combination or reclassification. If any dividend or distribution is not paid or made after the record date thereof, the Exchange Price then in effect shall be appropriately readjusted.

            (c) If the Company shall issue (or, pursuant to Section 5(c)(iii) below, shall be deemed to have issued) any Common Stock other than Excluded Stock for a consideration per share less than the Current Market Price (as defined below) on the date the Company fixes the purchase price for such Common Stock (excluding stock dividends, subdivisions, split-ups, combinations or recapitalizations which are addressed by Sections 5(b) or (d)), the Exchange Price in effect immediately after each such issuance shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying the applicable Exchange Price immediately prior to such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock and Common Stock Equivalents (as defined below) outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for such issuance would purchase at such Current Market Price per share, and the denominator of which shall be the number of shares of Common Stock and Common Stock Equivalents outstanding immediately after such issuance. "Current Market Price" means, with respect to shares of Common Stock, on any date, the average of the daily closing price per share of Common Stock for the twenty consecutive trading days immediately preceding such date as reported by the National Association of Securities Dealers, Inc. ("NASDAQ") or a similar service if NASDAQ is no longer reporting such information or if the Company is no longer listed by NASDAQ.

            For the purposes of any adjustment of the Exchange Price pursuant to this Section 5(c), the following provisions shall be applicable:

            (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting any discounts or commissions paid or incurred by the Company in connection with the issuance and sale thereof.

            (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company.

            (iii) In the case of the issuance of (A) options to purchase or rights to subscribe for Common Stock, (B) securities, by their terms, convertible into or exchangeable for Common Stock, or (C) options to purchase or rights to subscribe for securities, by their terms, convertible into or exchangeable for Common Stock:

                  (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (i) and (ii) above of this Section 5(c)), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                  (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions
            (i) and (ii) above of this Section 5(c));

                  (3) on any change in the number of shares of Common Stock
            deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities, other than a change resulting from the antidilution provisions of such options, rights or securities, the Exchange Price shall forthwith be readjusted to such Exchange Price as would have been obtained had the adjustment made upon (a) the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change or (b) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change; and

                  (4) on the expiration of any such options or rights, the
            termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exchange Price shall forthwith be readjusted to such Exchange Price as would have been obtained had the adjustment made upon the issuance of such options, rights, convertible or exchangeable securities or options or rights related to such convertible or exchangeable securities, as the case may be, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable securities or upon the exercise of the options or rights related to such convertible or exchangeable securities, as the case may be.

            For purposes of this Section 5:

            (i) "Excluded Stock" shall mean shares of Common Stock issued upon the exercise of (i) the Company's outstanding stock options, warrants, rights or subscriptions to purchase an aggregate shares of Common Stock, which provide the holders thereof with the right to acquire 5,186,055 shares of Common Stock, (ii) the warrant to acquire 1,357,188 shares of Common Stock to be issued to Bayview Capital Partner L.P. on the date here, and (iii) up to 1,125,250 options to acquire shares of Common Stock issued to officers, directors, employees and consultants of the Company and its subsidiaries in accordance with the Company's 1995 Stock Option Plan or 1996 Director Stock Option Plan, each in effect on the date hereof.

            (ii) "Common Stock Equivalents" shall mean all options, warrants, convertible securities, securities and other rights (including the Exchange Rights) to acquire Common Stock (without regard to whether such options, warrants, convertible securities, securities and other rights are then exchangeable, exercisable or convertible in full, in part or at all).

            (d) In the event that any capital reorganization or reclassification of the capital stock of the Company, or the consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation is effected in such a way that the Company's common stockholders will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock (an "Exchange Event"), then, from and after such Exchange Event, the Exercise Rights will be exercisable, upon the terms and conditions specified in this Agreement and in lieu of the shares of Common Stock otherwise purchasable and receivable upon the exercise of the Exchange Rights, for an amount of such stock, securities or assets to which a holder of the number of shares of Common Stock purchasable upon exercise of the Exercise Rights at the time of such Exchange Event would have been entitled to receive upon such Exchange Event. Appropriate provisions will be made with respect to the rights and interests of Holder to ensure that the provisions of this Agreement (including without limitation the provisions to adjust the Exchange Price and the number of shares purchasable upon the exercise of this Agreement) will be applicable, as nearly as may be, in relation to any such stock, securities or assets deliverable upon the exercise of this Agreement after an Exchange Event. The Company will not effect any Exchange Event unless, prior to the consummation thereof, the successor or purchasing corporation (if other than the Company) with respect to such Exchange Event, assumes by written instrument executed and delivered to the holder at the address of such holder as shown on the books of the Company, the obligation to deliver to Holder such stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase.

            6. [Intentionally Omitted].

            7. Registration Rights.

            (a) Incidental Registration. Each time the Company proposes to file any registration statement under the Securities Act of 1933 (the "Securities Act") in connection with the proposed offer and sale of Common Stock (other than a registration statement on a form that does not permit the inclusion of shares by its security holders) (a "Registration Statement"), it will notify Holder and, if applicable, any other holder of Exchange Stock at least thirty (30) days prior to such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), all or any portion of the Exchange Stock to the extent requested by Holder or any such holder. Notwithstanding the foregoing, the number of shares of Exchange Stock proposed to be registered on behalf of Holder or any holder will be reduced pro rata with any other selling shareholder (other than the Company) upon the good faith request of the managing underwriter of such offering. If the Registration Statement has not become effective within 6 months following the date notice is given to Holder, the Company must again notify Holder and each holder of Exchange Stock in the manner provided above.

            (b) Demand Registration. The holders of fifty percent (50%) or more of the Exchange Stock purchased or purchasable upon exercise of the Exchange Rights (excluding any Exchange Stock that has previously been sold pursuant to a Registration Statement) may request the registration of the Exchange Stock. Upon receipt of such request, the Company will mail (by certified or registered mail, return receipt requested) to Holder and each holder of any Exchange Stock, at their last known post office address, written notice of such request, and each holder will have 20 days from the date of deposit of such notice in the U.S. mail to notify the Company in writing whether such holder wishes to include their Exchange Stock in such registration. The Company will promptly use its best efforts to register under the Securities Act all Exchange Stock which the holders request in writing to be registered, and in a manner corresponding to the methods of distribution described in such holders' request. The holders may exercise the demand registration rights described in this Section 7(b) (i) only twice, and (ii) only if the Company is entitled to use Form S-3 for secondary offerings (or any successor form to Form S-3) to register the Exchange Stock unless the Company fails to meet the requirements for the use of Form S-3 as a result of any act or omission that is reasonably within the control of the Company.

            (c) Expenses. All expenses of any registrations referred to in this
Section 7, except the fees of legal counsel to such holders and any underwriting commissions or discounts, and transfer taxes applicable to the Exchange Stock, will be borne by the Company.

            (d) Miscellaneous. The Company will furnish to each holder for whom a Registration Statement has been filed a reasonable number of copies of any prospectus included in such filing and will amend or supplement the same as required during the period of required use thereof. The Company will maintain the effectiveness of any Registration Statement filed by the Company, whether or not at the request of the holders, until all the Exchange Stock registered under such Registration Statement are sold pursuant thereto or six calendar months, whichever is shorter. In the case of the filing of any Registration Statement, and to the extent permissible under the Securities Act and controlling precedent thereunder, the Company and the holders of Exchange Stock covered by such Registration Statement will provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each. The holders of the Exchange Stock being so registered agree to cooperate with the Company in the preparation and filing of any such Registration Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

            8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, five business days after mailing when mailed by certified mail, return receipt requested, or one business day after sending via Federal Express or similar overnight courier service, or when receipt is confirmed when sent by facsimile. Such notices or other communications shall be sent to the following addresses, unless other addresses are subsequently specified in writing:

                 If to the Company or the Surviving Corporation:

                        United Shipping & Technology, Inc.
                        9850 51st  Avenue North
                        Plymouth, Minnesota  55442
                        Attention:  Timothy G. Becker
                        Facsimile No.:  (612) 941-6440
                        Telephone No.:  (612) 941-4080

                 If to CEX:

                        c/o Corporate Express, Inc.
                        1 Environmental Way
                        Broomfield, Colorado 80021
                        Attention:  Richard L. Millett, Jr.
                        Facsimile No.:  (303) 664-3823
                        Telephone No.:  (303) 664-3901

                 If to any Holder other than CEX:

                        The address specified by such Holder

            9. Governing Law. This Agreement will be construed and enforced in accordance with the substantive laws of the State of Colorado without giving effect to its conflict of laws principles.

            10. Amendments. Any amendment, supplement, variation, alteration or modification to this Agreement must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto.

            11. Assignment. This Agreement and all the rights and obligations granted hereby shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, it being expressly agreed that the Exchange Rights shall not be assigned by Holder except in connection with an assignment of all or a portion of the Convertible Note.

            12. Entire Agreement. This Agreement, together with the Merger Agreement and the Ancillary Agreements (as defined in the Merger Agreement), constitutes the entire agreement between the parties and supersede any and all other prior or contemporaneous understandings, negotiations or agreements between the parties relating to the transactions contemplated hereby or the subject matter of this Agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            13. No Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or to waive any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

            14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any other jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each party hereby waives the benefit of any law which renders any provision hereof prohibited or unenforceable in any respect.

            15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts shall be deemed to constitute one and the same instrument.

                                   * * * * *

            IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer and dated as of the date first above written.

                                      COMPANY:

                                      United Shipping & Technology, Inc.


                                      By:_____________________________________
                                         Timothy G. Becker, Treasurer and CFO


                                      SURVIVING CORPORATION:

                                      UST Delivery Systems, Inc.


                                      By:_____________________________________
                                         Timothy G. Becker, Treasurer and CFO


                                      CEX:

                                      CEX Holdings, Inc.


                                      By:_____________________________________
                                         Richard L. Millett, Jr., Vice President